As filed with the U.S. Securities and Exchange Commission on September 29, 2010

Securities Act File No. 33-43446

Investment Company Act File No. 811-06444

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 178	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 178

(Check appropriate box or boxes)

Legg Mason Partners Equity Trust

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York	10041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Equity Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Benjamin J. Haskin, Esq.

Willkie Farr & Gallagher LLP

1875 K Street, N.W.

Washington, D.C. 20006

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on October 4, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to Legg Mason Global Currents International Small Cap Opportunity Fund.

October 4, 2010

Prospectus

Legg Mason

Global Currents

International

Small Cap

Opportunity

Fund

Class: Ticker Symbol

A	: LCOAX
C	: LCOCX
FI
R
R1
I:	LCOIX
IS

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks long-term growth of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 17 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 55 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
Management fees	0.85	0.85	0.85	0.85	0.85	0.85	0.85
Distribution and service (12b-1) fees	0.25	1.00	0.25	0.50	1.00	None	None
Other expenses[1]	1.14	1.14	1.14	1.14	1.14	1.04	0.94
Total annual fund operating expenses	2.24	2.99	2.24	2.49	2.99	1.89	1.79
Fees forgone and/or expenses reimbursed[2]	(0.79)	(0.79)	(0.79)	(0.79)	(0.79)	(0.69)	(0.69)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses[2]	1.45	2.20	1.45	1.70	2.20	1.20	1.10

[1]	“Other expenses” for each class have been estimated for the current fiscal year. Actual expenses may be different.
[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses), so that total annual operating expenses are not expected to exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.70% for Class R shares, 2.20% for Class R1 shares, 1.20% for Class I shares and 1.10% for Class IS shares. These arrangements cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	714	1,164	1,638	2,944
Class C (with redemption at end of period)	323	850	1,503	3,253
Class C (without redemption at end of period)	223	850	1,503	3,253
Class FI (with or without redemption at end of period)	148	625	1,128	2,513
Class R (with or without redemption at end of period)	173	700	1,255	2,768
Class R1 (with or without redemption at end of period)	223	850	1,503	3,253
Class I (with or without redemption at end of period)	132	526	956	2,154
Class IS (with or without redemption at end of period)	112	496	905	2,047

2	Legg Mason Global Currents International Small Cap Opportunity Fund

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Principal investment strategies

Normally, the fund will invest at least 80% of its net assets in equity securities of small capitalization companies and will invest substantially all its assets outside the United States.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Currency risk. Currency fluctuations could erase investment gains or add to investment losses. The fund’s share price and yield can be affected by changes in the rates of exchange between foreign currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have

Legg Mason Global Currents International Small Cap Opportunity Fund	3

Certain risks cont’d

generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Performance

The fund has not yet operated for a full calendar year. Once the fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Global Currents Investment Management, LLC (“GCIM”)

Portfolio managers: Paul D. Ehrlichman, Sean M. Bogda, CFA, Safa R. Muhtaseb, CFA, Elisa Mazen and George Foley. Mr. Ehrlichmann (a managing director and head of global equity of GCIM), Mr. Bogda (a managing director of GCIM), Mr. Muhtaseb (a managing director of GCIM), Ms. Mazen (a managing director of GCIM), and Mr. Foley (a managing director of GCIM) have been portfolio managers for the fund since its inception.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

4	Legg Mason Global Currents International Small Cap Opportunity Fund

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	N/A	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	N/A	N/A	N/A
IRAs	250/50	250/50	N/A	N/A	N/A	N/A	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	N/A	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	N/A	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	N/A	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund	None/None	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	N/A	N/A	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Legg Mason Global Currents International Small Cap Opportunity Fund	5

More on the fund’s investment strategies, investments and risks

The fund seeks long-term growth of capital.

Under normal circumstances, the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small capitalization companies or other investments with similar economic characteristics. For purposes of this 80% investment policy, small capitalization companies are those companies with market capitalizations similar to companies in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Small Cap Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of June 30, 2010, the market capitalization values of the constituents of the Index ranged from $38 million to $3.5 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy. The fund may also invest in equity securities of medium and large capitalization issuers. The fund will invest substantially all its assets outside the United States. The fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The fund may invest in securities denominated in foreign currencies.

Under normal circumstances, the fund may invest up to 20% of the value of its net assets in debt securities of U.S. and foreign corporate and governmental issuers. The fund may invest in all types of debt securities of any maturity or credit quality.

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon 60 days’ prior notice to shareholders.

The fund’s investment objective and investment strategies may be changed without shareholder approval.

Equity investments

Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Fixed income investments

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

Cash management

The fund may hold cash pending investment and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Currency transactions

The fund may enter into forward foreign currency transactions to buy or sell currencies at a future date.

The fund may enter into these forward currency contracts to:

•	Settle transactions in securities quoted in foreign currencies

•	Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar

•	Manage cash flow

•	“Lock in” the price of securities denominated in a foreign currency that it anticipates purchasing

6	Legg Mason Global Currents International Small Cap Opportunity Fund

Derivatives and hedging techniques

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, such as futures and options on securities, securities indexes or currencies, options on these futures, and forward foreign currency contracts. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing the fund’s returns

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. The fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations.

Fund of funds investments

The fund may be an investment option for other Legg Mason-managed mutual funds that are managed as a “fund of funds.”

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

The portfolio managers employ a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that the portfolio managers believe will appreciate in the long term. The quantitative screening process involves analysis of a company’s financials including, but not limited to, current price-to-equity, price-to-book-value, and price-to-cash-flow ratios as compared to its their historical averages, the company’s sector’s historical averages and the relevant country’s historical averages, while focusing a on a company’s longer term outlook.

In selecting individual companies for investment, the portfolio managers look for the following:

•	Companies whose securities appear to be undervalued or trading at below normal prices

•	Companies that are undervalued relative to historical country, sector and intrinsic value

•	Companies that are expected to perform well in the long term

The portfolio managers will regularly apply their analysis to securities held by the fund and will review fund holdings for potential sale.

Legg Mason Global Currents International Small Cap Opportunity Fund	7

More on the fund’s investment strategies, investments and risks cont’d

More on risks of investing in the fund

Stock market and interest rate risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Foreign withholdings may reduce the fund’s returns. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Currency risk. Currency fluctuations could erase investment gains or add to investment losses. The fund’s share price and yield can be affected by changes in the rates of exchange between foreign currencies and the U.S. dollar.

8	Legg Mason Global Currents International Small Cap Opportunity Fund

The fund may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings. The fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Liquidity risk.  Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Model risk. The subadviser’s quantitative model may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy.

In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the model.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on the fund. Even a small investment in derivative contracts can have a significant impact on the fund’s stock market, or interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make the fund less liquid and harder to value, especially in declining markets.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Legg Mason Global Currents International Small Cap Opportunity Fund	9

More on the fund’s investment strategies, investments and risks cont’d

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Credit risk. If an obligor (such as the issuer or party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay principal and interest when due, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Fund of funds investments risk. From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of a fund of funds’ portfolio. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

10	Legg Mason Global Currents International Small Cap Opportunity Fund

Value investing risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason Funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

More on fund management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. As of June 30, 2010, LMPFA’s total assets under management were approximately $188.5 billion. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005.

Global Currents Investment Management, LLC (“GCIM” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. GCIM was established as part of an internal reorganization of Legg Mason’s international investment teams. GCIM is

Legg Mason Global Currents International Small Cap Opportunity Fund	11

More on fund management cont’d

located at Delaware Corporate Center II, Suite 100, 2 Righter Parkway, Wilmington, Delaware 19803. As of June 30, 2010, GCIM’s total assets under management were approximately $3.8 billion.

LMPFA and GCIM are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $645 billion.

Portfolio managers

Paul D. Ehrlichman, Sean M. Bogda, CFA, and Safa R. Muhtaseb, CFA, Elisa Mazen and George Foley have managed the fund’s portfolio since its inception.

Mr. Ehrlichman is a managing director and head of global equity of GCIM. Prior to July 2008, he served as Global Equity CIO at Brandywine Global Investment Management, LLC (“Brandywine”), where he managed the international and global value equity team, originally joining Brandywine in 1988. Mr. Erhlichman has 27 years of investment experience. He earned a B.S. degree in Finance and Quantitative Analysis from La Salle University, graduating cum laude.

Mr. Bogda is a managing director and a portfolio manager on the International and Global Value Equity team at GCIM. He is responsible for covering the energy, industrials and consumer discretionary sectors. Mr. Bogda was previously with Brandywine as a global equity portfolio manager (1993-2008). He is a CFA Charterholder and earned a B.S. in Finance from the University of Colorado, graduating cum laude.

Mr. Muhtaseb is a managing director and a portfolio manager on the International and Global Value Equity team at GCIM. He is responsible for contributions to research of investments across countries and sectors and general and stock recommendations for the firm’s equity strategies. Mr. Muhtaseb was previously with Brandywine as a global equity portfolio manager (2004-2008), bringing with him over 20 years of industry experience. He was also with Goldman Sachs Asset Management as a senior portfolio manager for global and international products (2001-2004). Mr. Muhtaseb is a CFA Charterholder, earned an M.B.A. in Finance from the University of Tennessee and graduated cum laude with a B.S. in Business Administration from Old Dominion University.

Ms. Mazen is a managing director and portfolio manager with the International and Global Value Equity team at GCIM. As a member of the investment team, Ms. Mazen is responsible for covering the consumer sectors in addition to her role as a global portfolio manager. Ms. Mazen was previously at Oppenheimer Capital, where she was a managing director and head of international and global equity investments for 8 years. Prior to Oppenheimer, she was a portfolio manager at Clemente Capital Inc., managing public pension fund assets. She began her career at Mitchell Hutchins Asset Management, now a subsidiary of UBS, in the high yield investments area. Ms. Mazen received her B.A. in economics and finance from Douglass College, Rutgers University and serves as a member of the Douglass College Investment Committee.

Mr. Foley is a managing director and portfolio manager with the International and Global Value Equity team at GCIM. He is responsible for covering the financial, energy and utilities sectors. Previously, Mr. Foley was a portfolio manager at Glenmede Trust Company where he managed the Glenmede Large Cap Value Fund and the Glenmede Core Value product. Prior to Glenmede, he had been executive vice president and institutional portfolio manager for Walnut Asset Management in Philadelphia; managing partner and chief investment officer in a private partnership; and worked four years at SEI Corp. Mr. Foley received his B.S. in Finance from LaSalle University and an M.B.A. in Finance from Drexel University. Mr. Foley is a member of the CFA Institute and The Financial Analysts of Philadelphia.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.850% of assets up to and including $1 billion, 0.825% of assets over $1 billion and up to and including $2 billion,

12	Legg Mason Global Currents International Small Cap Opportunity Fund

0.800% of assets over $2 billion and up to and including $5 billion, 0.775% of assets over $5 billion and up to and including $10 billion and 0.750% of assets over $10 billion.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement will be available in the fund’s first shareholder report.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.70% for Class R shares, 2.20 % for Class R1 shares, 1.20% for Class I shares and 1.10% for Class IS shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; up to 0.50% for Class R shares; and up to 1.00% for Class R1 shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I and Class IS shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Global Currents International Small Cap Opportunity Fund	13

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Institutional and Retirement Plan Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors – eligible investors” below for a description of the classes available to them.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors – eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class C shares, you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares except Class IS shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

14	Legg Mason Global Currents International Small Cap Opportunity Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI, Class R or Class R1 shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class R1	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund • Generally higher annual expenses than Class R	None	None	1.00% of average daily net assets	Class R1 shares of funds sold by the distributor[2]

Legg Mason Global Currents International Small Cap Opportunity Fund	15

Comparing the fund’s classes cont’d

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all other classes except Class IS	None	None	None	Class I shares of funds sold by the distributor
Class IS	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes	None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

[2]	In this class, your options for exchange may be limited.

16	Legg Mason Global Currents International Small Cap Opportunity Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/dealer commission as % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

Legg Mason Global Currents International Small Cap Opportunity Fund	17

Sales charges cont’d

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products and click on the name of the fund.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class R1 shares

You buy Class FI, Class R and Class R1 shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

18	Legg Mason Global Currents International Small Cap Opportunity Fund

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them, up to 0.50% of the average daily net assets represented by Class R shares serviced by them and up to 1.00% of the average daily net assets represented by Class R1 shares serviced by them.

Class I and Class IS shares

Class I and Class IS shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I and Class IS shares are not subject to any distribution and/or service fees.

Legg Mason Global Currents International Small Cap Opportunity Fund	19

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products and click on the name of the fund in the dropdown menu.

20	Legg Mason Global Currents International Small Cap Opportunity Fund

Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class C, Class FI, Class R, Class R1, Class I and Class IS shares.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Class A shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Class C shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class R1 shares available. Please see below for additional information.

Other Retirement Plans

Other Retirement Plan investors can generally invest in Class A and Class C shares. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose between these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I and Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Class A — Retirement Plans

Class A shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. Certain existing programs for current and prospective Retirement Plan

Legg Mason Global Currents International Small Cap Opportunity Fund	21

Retirement and Institutional Investors — eligible investors cont’d investors sponsored by financial intermediaries also remain eligible to purchase Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares

•	Fund shares are held on the books of the fund through an omnibus account

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to investors who invest in the fund through certain financial intermediaries and Retirement Plan programs.

Class R shares

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary).

Class R1 shares

Class R1 shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary).

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the fund and Institutional Investors. In order to purchase Class IS shares, an investor must hold its shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

22	Legg Mason Global Currents International Small Cap Opportunity Fund

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Global Currents International Small Cap Opportunity Fund	23

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a service agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, you may be charged a fee.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

24	Legg Mason Global Currents International Small Cap Opportunity Fund

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

• If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

• Exchanges may be made only between accounts that have identical registrations

• Not all funds offer all classes

• Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

• Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. You should talk to your tax adviser before making an exchange.

• Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

• You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Legg Mason Global Currents International Small Cap Opportunity Fund	25

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

26	Legg Mason Global Currents International Small Cap Opportunity Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares being redeemed and your account number

• The dollar amount or number of shares being redeemed

• Signature of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

Legg Mason Global Currents International Small Cap Opportunity Fund	27

Redeeming shares cont’d

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

• You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

28	Legg Mason Global Currents International Small Cap Opportunity Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described above under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Legg Mason Global Currents International Small Cap Opportunity Fund	29

Other things to know about transactions cont’d

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount as determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the

30	Legg Mason Global Currents International Small Cap Opportunity Fund

shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share certificates

The fund does not issue share certificates.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent under certain circumstances, may nonetheless be entitled to vote your shares.

Legg Mason Global Currents International Small Cap Opportunity Fund	31

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, typically once or twice a year. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct Funds Investor Services to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify Funds Investor Services or Institutional Shareholder Services at least three days before the next distribution is to be paid.

Please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, unless your shares are held in a qualified retirement plan, IRA or other tax deferred arrangement, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes.

The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions (designated as capital gain dividends)	Long-term capital gain
Dividends of investment income (including distributions of net short-term capital gain)	Ordinary income, potentially taxable for individuals at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders, with respect to taxable years beginning before 2011, who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund if the fund satisfies the holding period and other requirements as well. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than certain dividends from real estate investment trusts) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

32	Legg Mason Global Currents International Small Cap Opportunity Fund

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Recent legislation will impose, beginning in 2013, a new 3.8 percent Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Beginning in 2013, a withholding tax of 30% will apply to payments of fund dividends and gross proceeds of fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the Internal Revenue Service and/or the fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

Legg Mason Global Currents International Small Cap Opportunity Fund	33

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

34	Legg Mason Global Currents International Small Cap Opportunity Fund

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Legg Mason Global Currents International Small Cap Opportunity Fund	35

Financial highlights

As the fund has not commenced operations as of the date of this Prospectus, no financial information is available.

36	Legg Mason Global Currents International Small Cap Opportunity Fund

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Global Currents

International Small Cap Opportunity Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-06444)

LMFX012896ST 10/10

October 4, 2010

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON GLOBAL CURRENTS INTERNATIONAL SMALL CAP OPPORTUNITY FUND

Class A (LCOAX), Class C (LCOCX), Class FI,

Class R, Class R1, Class I (LCOIX) and Class IS

55 Water Street

New York, New York 10041

Funds Investor Services 1-800-822-5544

Institutional Shareholder Services 1-888-425-6432

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of Legg Mason Global Currents International Small Cap Opportunity Fund (the “fund”) dated October 4, 2010, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. The fund is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust.

Additional information about the fund’s investments will be available in the fund’s annual and semi-annual reports to shareholders. The fund’s Prospectus and copies of the annual and semi-annual reports, when available, may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

The fund’s Prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its Prospectus.

Investment Objective and Principal Investment Strategies

The fund seeks long-term growth of capital.

Under normal circumstances, the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small capitalization companies or other investments with similar economic characteristics. For purposes of this 80% investment policy, small capitalization companies are those companies with market capitalizations similar to companies in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Small Cap Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of June 30, 2010, the market capitalization values of the constituents of the Index ranged from $38 million to $3.5 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy. The fund may also invest in equity securities of medium and large capitalization issuers. The fund will invest substantially all its assets outside the United States. The fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The fund may invest in securities denominated in foreign currencies.

Under normal circumstances, the fund may invest up to 20% of the value of its net assets in debt securities of U.S. and foreign corporate and governmental issuers. The fund may invest in all types of debt securities of any maturity or credit quality.

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon 60 days’ prior notice to shareholders.

There is no guarantee that the fund will achieve its investment objective.

INVESTMENT PRACTICES AND RISK FACTORS

Equity Securities

Issuer Risk. The value of equity securities issued by corporations may decline for a number of reasons which directly relate to the issuer such as management performance, financial leverage or reduced demand for the issuer’s goods and services.

Common Stocks. The fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. The fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Holders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities. The fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Warrants. The fund may invest in warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself and, therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Real Estate Investment Trusts. The fund may invest in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage (hybrid) REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A mortgage REIT can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans (the interest rates on which are reset periodically), yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Restricted and Illiquid Securities. Up to 15% of the net assets of the fund may be invested in illiquid securities. An illiquid security is any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits (“TDs”) maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under U.S. Securities and Exchange Commission (the “SEC”) regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The fund intends to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to the manager the responsibility for determining whether a particular security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities. Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the manager, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the fund may own. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets.

Foreign Securities. The fund will invest in companies organized or governments located in any area of the world, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., the United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, Venezuela), Australia, Canada and such other areas and countries as the fund’s subadviser may determine from time to time. Allocation of the fund’s investments will depend upon the relative attractiveness of the international markets and particular issuers. Concentration of the fund’s assets in one or a few countries or currencies will subject the fund to greater risks than if the fund’s assets were not geographically concentrated.

It is expected that fund securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, U.S. securities exchanges and over-the-counter (“OTC”) markets.

To the extent that the fund’s assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. and foreign high quality money market instruments and equivalents.

The returns of the fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.” The fund may invest in securities of foreign governments (or agencies or subdivisions thereof) and many, if not all, of the foregoing considerations apply to such investments as well.

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned on them. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the fund’s shares and may also affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund’s securities are quoted would reduce the fund’s net asset value (“NAV”) per share.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the fund. For example, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

The fund may invest in closed-end funds that concentrate their investments in the securities of a particular country. In accordance with the 1940 Act, the fund may invest up to 10% of its total assets in securities of closed-end funds. This restriction on investments in securities of closed-end funds may limit opportunities for the fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their NAVs. If the fund acquires shares in closed-end funds, shareholders would bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end funds.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts the fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the fund’s investments in certain foreign banks and other financial institutions.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. The fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The fund may purchase ADRs, EDRs and GDRs or other securities representing underlying shares of foreign companies. For purposes of the fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in GDRs, EDRs and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

Small Market Capitalization Companies. The fund will invest in securities of small capitalization companies. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small capitalization companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small capitalization company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small capitalization company stocks may decline in price as the prices of large company stocks rise or vice versa.

It is anticipated that some of the portfolio securities of the fund may not be widely traded and that the fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the fund to dispose of such securities at prevailing market prices in order to meet redemptions. In addition, transaction costs in smaller capitalization stocks may be higher than in those of larger capitalization companies.

Investment in Other Investment Companies. The fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, and unregistered investment companies, subject to the limits set forth in the 1940 Act that apply to these types of investments. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically an ETF seeks to track the performance of an index, such as the S&P 500 Index, the NASDAQ-100 Index, the Barclays Capital Treasury Bond Index or more narrow sector or foreign indexes, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than net asset value (“NAV”). Shares can trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

The fund may invest in closed-end funds, which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end funds may entail the additional risk that the discount from NAV could increase while the fund holds the shares.

Fixed Income Securities

General. The fund may invest in all types of debt securities of any maturity of credit quality. Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

These securities share three principal risks: First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. When fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater for a security whose duration or maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the fund’s NAV. The fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the fund’s shorter-term securities. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

In addition, fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed Income Securities. Securities that are rated BBB by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below BBB by S&P or Baa by Moody’s are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

High Yield Securities. The fund may invest in domestic and foreign “high yield” securities, commonly known as “junk bonds.” Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the fund’s ability to dispose of particular portfolio investments, may adversely affect the fund’s NAV per share and may limit the ability of the fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the fund may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, the fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations is strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, the fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities. The fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)) or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Mortgage-Backed and Asset-Backed Securities. The fund may invest in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). MBS may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. ABS represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The fund may obtain a below-market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Certain MBS or ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Sovereign Debt Obligations. The fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

Loans and Other Direct Debt Instruments. The fund may purchase interests in amounts owed by a corporate, governmental, or other borrower to another party. These interests may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand.

Floating and Variable Rate Income Securities. The fund may invest in floating and variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit (“CDs”) rate or the London Inter-Bank Offered Rate (“LIBOR”). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. Such securities include variable rate master demand notes.

Zero Coupon, Discount and Payment-in-kind Securities. The fund may invest in “zero coupon” and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Premium Securities. The fund may invest in fixed income securities bearing coupon rates higher than prevailing market rates. Such “premium” securities are typically purchased at prices greater than the principal amounts payable on maturity. In such cases the purchase of such securities provides the fund a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. If securities purchased by the fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

Yankee Bonds. The fund may invest in U.S. dollar denominated bonds sold in the United States by non-U.S. issuers (“Yankee bonds”). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate, but are less actively traded.

Loan Participations and Assignments. The fund may invest in loan participations (“Participations”). By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund’s having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the fund may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by the fund’s subadviser to be creditworthy.

The fund also may invest in assignments of portions of loans from third parties (“Assignments”). When it purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

The fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund’s portfolio and calculating its NAV.

Short-Term Investments. In certain circumstances the fund may invest without limitation in all types of short-term money market instruments, including U.S. government securities; CDs, TDs and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the fund is investing in short-term investments as a temporary defensive posture, the fund’s investment objective may not be achieved. CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulation is not yet known and may not be known for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. Savings and loan associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the FDIC. Savings and loan associations are subject to regulation and examination. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the manager will carefully evaluate such investments on a case-by-case basis.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The fund, therefore, may not invest in a variable rate master demand note, if as a result more than 15% of the value of the fund’s net assets would be invested in such notes and other illiquid securities.

Derivative Contracts

General. The fund may invest in certain derivative instruments (also called “Financial Instruments”), discussed below, to attempt to hedge its investments, among other things, as described in the Prospectus. The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the subadviser expects that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and are permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the fund.

Each Financial Instrument purchased for the fund is reviewed and analyzed by the subadviser to assess the risk and reward of each such instrument in relation to the fund’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. In a short hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. In a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security as anticipated, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

(1) Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.

(2) When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s investments well. Options and futures prices are affected by factors that may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4) The fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so or require that the fund sell a portfolio security at a disadvantageous time.

(5) The fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the fund.

(6) Many Financial Instruments are traded in institutional markets rather than on an exchange. Nevertheless, many Financial Instruments are actively traded and can be priced with as much accuracy as conventional securities. Financial Instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund’s restrictions on illiquid investments.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Options, Futures and Currencies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund, and for non-hedging purposes.

Writing Covered Call Options. The fund may write (sell) covered call options. Covered call options will generally be written on securities and currencies which, in the opinion of the fund’s subadviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund’s investment objective. The principal reason for selling (“writing”) covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. A call option written by the fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by the fund’s custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A written call option is also covered if the fund holds on a share-for-share basis a purchased call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. The fund expects to write options only on national securities exchanges or in the OTC market. The fund may purchase put options issued by the OCC or in the OTC market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

The fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

By selling a call option, the fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, the fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager or subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Purchasing Put Options. The fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency.

Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the fund’s subadviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the fund when purchasing a put option will be recorded as an asset in the fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options. The fund may purchase call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund’s current return.

Stock Index Options. The fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange (“NYSE”) Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

The fund will engage in stock index options transactions only when determined by the subadviser to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Special Risks of Options. In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The fund and other clients advised by affiliates of Legg Mason may be deemed to constitute a group for these purposes. In light of these limits, the Board may determine at any time to restrict or terminate the public offering of the fund’s shares (including through exchanges from other funds).

Exchange markets in options on U.S. government securities are relatively new and untested. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Interest Rate and Currency Futures Contracts, Futures Contracts and Options on Futures Contracts. The fund may enter into interest rate or currency futures contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund, as a substitute for buying or selling currencies or securities, as a cash flow management technique or for non-hedging purposes. The fund’s hedging may include holding futures as an offset against anticipated changes in interest or currency exchange rates. The fund may also enter into futures contracts based on financial indexes including any index of U.S. government securities, foreign government securities or corporate debt securities.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

The purpose of entering into a futures contract is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. Although techniques other than sales and purchases of futures contracts could be used to reduce the fund’s exposure to market value, interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

The fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The fund may also enter into futures transactions as a substitute for buying or selling securities or as a cash flow management technique.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 2% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

The CFTC has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that the fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Options on Futures Contracts. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, the fund may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on futures contracts.

To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Special Risks of Using Futures Contracts and Options on Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

Furthermore, in the case of a futures contract purchase, the fund segregates and commits to back the futures contract with an amount of cash and liquid assets equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on debt securities, the holder of an option on futures contracts may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The fund will not purchase options on futures contracts on any exchange unless and until, in the subadviser’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Forward Currency Contracts, Options on Currency and Currency Swaps. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the fund might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency. When the subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The funds custodian places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked-to-market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate account of the fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.

In addition, the fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the cross-hedges of the fund and the movements in the exchange rates of the foreign currencies in which the assets of the fund that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The fund, however, may enter into forward contracts with deposit requirements or commissions.

A put option gives the fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the fund anticipates purchasing securities.

The fund’s ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

Swaps, Caps and Floors. Among the hedging transactions into which the fund may enter are equity swaps, interest rate swaps, credit default swaps and the purchase or sale of interest rate caps and floors. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment. The fund will not sell interest rate caps or floors that it does not own. The fund may enter into equity swap agreements. Under a typical equity swap agreement, a counterparty such as a bank or broker/dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, the fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. The “notional amount” of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange.

In a typical interest rate swap, the fund and a counterparty exchange their right to receive or their obligation to pay interest on a security. For example, one party may agree to make regular payments equal to a floating interest rate times a “notional principal amount” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indexes. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Index swaps involve the exchange by the fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor.

The fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the fund’s subadviser and the fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to their borrowing restrictions. The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund’s performance. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the fund under a swap agreement will be greater than the payments it received. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The creditworthiness of firms with which the fund enters into swaps, caps, floors or collars will be monitored by the subadviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid assets equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to a swap transaction.

The fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. When used for hedging purposes, the fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Other Practices

Repurchase Agreements. The fund may invest in repurchase agreements. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s manager. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund’s assets. The fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitment of the fund. The fund does not currently intend to commit more than 5% of its net assets to reverse repurchase agreements.

Leverage. The fund may borrow from banks, on a secured or unsecured basis, up to one third of the value of its total assets and use the proceeds to make additional investments. Income and appreciation from such investments will improve the fund’s performance if they exceed the associated borrowing costs, but will impair the fund’s performance if they are less than the borrowing costs. This speculative factor is known as “leverage.” Leverage creates an opportunity for increased returns to shareholders of the fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the NAV of the fund’s shares and in the fund’s yield. Although the principal or stated value of such borrowings will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the fund.

Securities Lending. Consistent with applicable regulatory requirements and for cash management purposes, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless it has applied for and received specific authority to do so from the SEC. From time to time, the fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the fund lends its portfolio securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser, the consideration to be earned from such loans would justify the risk.

When-Issued and Delayed Delivery Transactions. The fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed delivery transaction, the fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

The fund will at all times maintain in a segregated account cash or liquid assets equal to the amount of the fund’s when-issued or delayed delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the account may have a leveraging effect on the fund’s assets. That is, to the extent that the fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its NAV than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the fund will meet its obligations from the then-available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than the fund’s payment obligations).

Short Sales. The fund may make short sales “against the box,” meaning that at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issuer as, and in an amount equal to, the securities sold short. Short sales “against the box” result in a “constructive sale” and require the fund to recognize any gain unless an exception to the constructive sale rule applies.

Investments by Funds of Funds. Certain investment companies, including those that are affiliated with the fund because they are managed by an affiliate of the manager, may invest in the fund as part of an asset allocation strategy. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, the fund may experience relatively large redemptions or investments due to the rebalancing of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund’s performance. Redemptions of fund shares due to such a rebalancing could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

The fund’s subadviser may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, the subadviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the funds) than would be permitted for an unaffiliated investor. The subadviser has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of the fund in accordance with its fiduciary duty to the fund. As necessary, the subadviser will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the fund by Section 529 plans.

Recent Market Events. The fixed income markets have experienced a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed securities, asset-backed securities and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have been experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the fund.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of the restriction.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing money for leverage but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

The fund’s non-fundamental investment policies are as follows:

(1) The fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

(2) The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Independent Trustees:#
Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	53	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	53	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	53	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	53	None

Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and since 2000	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	53	None

David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)	53	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	53	None

Ken Miller Born 1942	Trustee	Since 1983	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)	53	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	53	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)	53	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired	53	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Interested Trustee and Officer:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason or its affiliates; President and CEO, Smith Barney Fund Management LLC (“SBFM”) and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CGMI”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)	135	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (2002 to 2006)

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Gerken is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years
Additional Officers:
Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co., LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

John Chiota Born 1968 Legg Mason 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2006 Since 2008	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. or its predecessor (since 2004); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Vice President of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2003)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2006); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years
Kaprel Ozsolak Born 1965 Legg Mason 55 Water Street New York, NY 10041	Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. (2005 to 2010); formerly, Vice President at CAM (1996 to 2005); formerly, Chief Financial Officer and Treasurer of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2004 to 2005); formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2002 to 2004)

Albert Laskaj Born 1977 Legg Mason 55 Water Street New York, NY 10041	Treasurer	Since 2010	Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2010); Vice President of Legg Mason & Co. (since 2008); formerly, Controller of certain mutual funds associated with Legg Mason & Co. (2007 to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2003 to 2005)

Jeanne M. Kelly Born 1951 Legg Mason 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005); formerly, Director of Global Fund Administration, CAM (1996 to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each Trustee previously served as a trustee or director of certain predecessor funds in the fund complex, and each Trustee was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in equity securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing equity mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies; as to each Trustee other than Mr. Gerken, the Trustee’s status as not being an “interested person” of the fund, as defined in the 1940 Act; and, as to Mr. Gerken, his status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board. Mr. Gerken serves as Chairman of the Board and is an interested person of the fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee has served as a board member of the fund and other funds (or predecessor funds) in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Maryatt has substantial experience in business focusing on real estate development. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the president of a private corporation and as director of a bank. Mr. Viscione has substantial experience as an academic and senior executive of a major university. Mr. Gerken has been the Chairman and Chief Executive Officer of the Trust and other funds in the fund complex since 2002 and has substantial experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of four Independent Trustees. The Performance Committee is composed of three Independent Trustees and the Chairman of the Board. The Compensation and Nominating Committee is composed of four Independent Trustees. The Lead Independent Trustee (the “Lead Trustee”) serves as the Chair of the Governance Committee. Where deemed appropriate, the Board may constitute ad hoc committees.

The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for interaction between management and the Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure is appropriate, given Legg Mason’s sponsorship of the fund and that investors have selected Legg Mason to provide overall management to the fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the fund’s subadviser.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the fund’s independent registered public accounting firm and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager and subadviser as may reasonably be necessary to evaluate the terms of the fund’s investment management agreement and subadvisory agreement, and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the fund, primarily the fund’s manager and subadviser and, as appropriate, their affiliates, have responsibility for the day-to-day management of the fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the fund, the Board oversees risk management of the fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the funds and their service providers. The Board has emphasized to the fund’s manager and subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. The fund’s manager, the fund’s subadviser, the affiliates of the manager and the subadviser, or various service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the subadviser and other service providers, such as the fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

The Board met nine times during the fiscal year ended September 30, 2009. The Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee met four, one, four, four, and one times, respectively, during the fiscal year ended September 30, 2009.

The following table shows the amount of equity securities owned by the Trustees in other investment companies in the fund complex overseen by the Trustees as of December 31, 2009.

Name of Trustee	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Paul R. Ades	Over 100,000
Andrew L. Breech	Over 100,000
Dwight B. Crane	Over 100,000
Frank G. Hubbard	Over 100,000
Howard J. Johnson	Over 100,000
David E. Maryatt	None(1)
Jerome H. Miller	Over 100,000
Ken Miller	Over 100,000
John J. Murphy	Over 100,000
Thomas F. Schlafly	Over 100,000
Jerry A. Viscione	Over 100,000

Interested Trustee
R. Jay Gerken	Over 100,000

(1)	As of December 31, 2009, Mr. Maryatt had between $10,001-$50,000 invested in Legg Mason funds not overseen by him as a Trustee.

As of September 20, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund will pay a pro rata share of the Trustees’ fees based upon asset size. The fund will pay each of the Independent Trustees its pro rata share of: an annual fee of $120,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Lead Trustee receives an additional $25,000 per year, the Chair of the Audit Committee receives an additional $15,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $10,000 per year.

Officers of the Trust receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund(2)($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses($)	Total Compensation from Fund Complex Paid to Trustee(3)($)	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Paul R. Ades	2	None	198,000	53
Andrew L. Breech	2	None	198,500	53
Dwight B. Crane	2	None	254,837	53
Frank G. Hubbard	2	None	196,000	53
Howard J. Johnson	2	None	213,500	53
David E. Maryatt	2	None	196,000	53
Jerome H. Miller	2	None	196,500	53
Ken Miller	2	None	195,000	53
John J. Murphy	2	None	207,500	53
Thomas F. Schlafly	2	None	196,000	53
Jerry A. Viscione	2	None	196,000	53

Interested Trustee:
R. Jay Gerken(1)	None	None	None	135

(1)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.
(2)	As the fund is commencing operations as of the date of this SAI, information is estimated for the calendar year ending December 31, 2010.
(3)	Information is for the calendar year ended December 31, 2009.

As of September 20, 2010, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the fund.

As of September 20, 2010, no shareholders or “groups” (as the term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) owned beneficially or of record 5% or more of the outstanding shares of any class of the fund. Legg Mason, Inc. owned all of the outstanding shares of the fund prior to its public offering.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund, pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to the fund and manages the cash and short-term instruments of the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of June 30, 2010, LMPFA’s total assets under management were approximately $188.5 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $645 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision; furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a subadvisory agreement, as described below.

The manager performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement is not assignable by the Trust except with the consent of the manager. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate (%)
Up to and including $1 billion	0.850
Over $1 billion, up to and including $2 billion	0.825
Over $2 billion, up to and including $5 billion	0.800
Over $5 billion, up to and including $10 billion	0.775
Over $10 billion	0.750

Subadviser

Global Currents Investment Management, LLC (“GCIM” or the “subadviser”) serves as subadviser to the fund pursuant to a subadvisory agreement between the manager and GCIM (the “Subadvisory Agreement”). GCIM has offices at Delaware Corporate Center II, Suite 100, 2 Righter Parkway, Wilmington, Delaware 19803. GCIM was established as part of an internal reorganization of Legg Mason’s international investment teams. As of June 30, 2010, GCIM’s total assets under management were approximately $3.8 billion.

Under the Subadvisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term instruments that is performed by LMPFA, manage the fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Subadvisory Agreement on 90 days’ written notice to the fund and the manager. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its subadvisory services, the manager pays the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of August 31, 2010.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul D. Ehrlichman	2 other registered investment companies with $280 million under management (none of which charge a performance fee)	2 other pooled investment vehicles with $25 million under management (none of which charge a performance fee)	None

Sean M. Bogda	2 other registered investment companies with $280 million under management (none of which charge a performance fee)	2 other pooled investment vehicles with $164 million under management (none of which charge a performance fee)	132 other accounts with $211 million in total assets under management (2 of which with approximately $61 million in total assets under management charge a performance fee)

Safa R. Muhtaseb	2 other registered investment companies with $280 million under management (none of which charge a performance fee)	3 other pooled investment vehicles with $168 million under management (none of which charge a performance fee)	9 other accounts with $748 million in total assets under management (2 of which with approximately $392 million in total assets under management charge a performance fee)

Elisa Mazen	2 other registered investment companies with $280 million under management (none of which charge a performance fee)	6 other pooled investment vehicles with $380 million under management (none of which charge a performance fee)	4,199 other accounts with $1.67 billion in total assets under management (none of which charge a performance fee)

George F. Foley	2 other registered investment companies with $280 million under management (none of which charge a performance fee)	5 other pooled investment vehicles with $411 million under management (none of which charge a performance fee)	682 other accounts with $108 million in total assets under management (none of which charge a performance fee)

Investment Professional Compensation

All GCIM investment professionals receive a competitive fixed base salary based on market factors and the skill and experience of the individual investment personnel. In addition to this base salary, all investment professionals receive a quarterly bonus from GCIM’s profits, which is based largely on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-year, three-year and five-year time periods. More subjective measurements of an individual’s contributions to the overall success of GCIM are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on Legg Mason stock, awarded annually and vested over a five-year period.

GCIM’s compensation system is designed to support the retention and acquisition of exceptional investment professionals. This system also is designed to be competitive with the market while enhancing a culture focused on performance, collaboration, collegiality and teamwork.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The manager, the subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

As of September 20, 2010, none of Mr. Ehrlichman, Mr. Bogda, Mr. Muhtaseb, Ms. Mazen and Mr. Foley owned any securities in the fund.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, forgo fees and/or reimburse operating expenses for one or more classes of shares. Any such forgone and/or reimbursed fees are described in the fund’s Prospectus. The expense caps and forgone and/or reimbursed fees do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fund’s Prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated December 1, 2005 (the “distribution agreement”).

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

Shareholder Services and Distribution Plan

The Trust, on behalf of the fund, has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class C, Class FI, Class R and Class R1 shares. Under the 12b-1 Plan, the fund pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class C, Class R and Class R1 shares and service fees for Class A, Class C, Class FI, Class R and Class R1 shares. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class C, Class FI, Class R and Class R1 shares. In addition, the fund pays distribution fees with respect to the Class C and Class R1 shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to each such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A and Class C investors.

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the distribution agreement.

Dealer reallowances, if any, are described in the fund’s Prospectus.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending September 30, 2011.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a copy of which is attached as Appendix B to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the next 12-month period ended June 30 will be available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class C, Class FI, Class R, Class R1, Class I or Class IS shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s Prospectus.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is received by the fund’s transfer agent prior to its close of business. Payment must be made with the purchase order.

Class I Shares. The following persons are eligible to purchase Class I shares: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R, Class R1, Class I and Class IS Shares. Class FI, Class R, Class R1, Class I and Class IS shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup Inc. (“Citigroup”);

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege — Please see the fund’s Prospectus for information regarding accumulation privileges.

Letter of Intent — Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000

(2) $50,000

(3) $100,000

(4) $250,000

(5) $500,000

(6) $750,000

(7) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs authorized prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program Class C shares may be purchased by plans investing less than $3,000,000. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market funds sold by the distributor equal at least $3,000,000, at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C, Class FI, Class R, Class R1, Class I and Class IS shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C shares, and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on an estimated NAV of a share of the fund.

Class A (based on an estimated NAV of $12.00 and a maximum initial sales charge of 5.75%)	$12.73

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds sold by the distributor or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities and the market price of those securities will be subject to fluctuation until they are sold. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class R1, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class R1, Class I and Class IS shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components — redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions. Commissions are negotiated with broker/dealers on all transactions.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and the Subadvisory Agreement, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and the subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or the subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the manager or the subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the manager or the subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the subadviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager and the subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or the subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the manager and the subadviser do not believe that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or the subadviser by brokers that effect securities transactions for the fund may be used by the manager or the subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or the subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or the subadviser manages may be used by the manager or the subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or the subadviser in managing any particular account, including the fund.

As the fund commenced operations on October 4, 2010, the fund paid no commissions on brokerage transactions directed to brokers because of research services provided as of the date of this SAI.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

As the fund commenced operations on October 4, 2010, the fund paid no commissions for brokerage transactions as of the date of this SAI.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the fund and for the manager’s or the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager or subadviser, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

As the fund commenced operations on October 4, 2010, the fund did not hold securities issued by its regular broker/dealers as of the date of this SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds intend to disclose their complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Set forth below is a list, as of May 21, 2010, of those parties with whom LMPFA, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None

A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End

Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End

Morningstar	Quarterly	Sent 8-10 Days after Quarter-End

Thomson/Vestek	Daily	None

FactSet	Daily	None

The Bank of New York Mellon	Daily	None

Thomson	Semi-annually	None

SunGard/Protegent (formerly Dataware)	Daily	None

ITG	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End

eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End

Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End

Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End

Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End

Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Quantitative Services Group	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

Fitch	Monthly	6-8 Business Days

Liberty Hampshire	Weekly and Month-End	None

SunTrust	Weekly and Month-End	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

Moody’s (Rating Agency)	Monthly	6-8 Business Days

Electra Information Systems	Daily	None

Cabot Research	Weekly	None

Goldman Sachs	Daily	None

Chicago Mercantile Exchange	Daily	None

Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End

Broadridge	Daily	None

DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End

Interactive Data Corp.	Daily	None

Citigroup Global Markets Inc.	Daily	None

Glass Lewis & Co.	Daily	None

Fidelity	Quarterly	5 Business Days

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, LMPFA or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by LMPFA or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

THE TRUST

The Trust.

The certificate of trust to establish Legg Mason Partners Equity Trust (referred to in this section as the “trust”) was filed with the State of Maryland on October 4, 2006. The fund is a series of the trust, a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares rather than all series or classes.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports.

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting stock of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction or for treatment as qualified dividend income in the case of shareholders taxed as individuals) that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends and distributions paid by the fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares of the fund just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Recent legislation will impose, beginning in 2013, a new 3.8 percent Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b). Certain types of income received by the fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as IRAs, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

Taxation of Non-U.S. Shareholders. Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying such non-U.S. shareholder’s entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2010, properly-designated dividends were generally exempt from U.S. federal withholding tax where they (i) were paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) were paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a fund could have designated all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to have qualified for this exemption from withholding, a non-U.S. shareholder would have needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary could have withheld even if the fund designated the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has expired, legislation has been proposed under which this provision would be extended to taxable years beginning before January 1, 2011; this extension, if enacted, would be applied retroactively.

If the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a foreign shareholder from the fund attributable to a REIT’s distribution to the fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a foreign shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the foreign shareholder having additional filing requirements.

For taxable years beginning before January 1, 2010, distributions that the fund designated as “short-term capital gain dividends” or “long-term capital gain dividends” would not have been treated as such to a recipient foreign shareholder if the distribution were attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder had not owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of distribution, such distributions were subject to 30% withholding by the fund and were treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of the distribution, such distribution was treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the fund on or before December 31, 2009 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. Although the provisions set forth in this paragraph have expired, legislation has been proposed under which these provisions would be extended for one year retroactive to January 1, 2010, although retroactivity would not apply to an obligation to withhold.

The Code will impose a U.S. withholding tax of 30% on payments (including gross proceeds) that are attributable to certain U.S. investments and made to non-U.S. entities, including a non-U.S. investment fund. The fund will impose withholding with respect to any non-U.S. financial institutional shareholder that fails to comply with certain reporting requirements to the IRS in respect of its direct and indirect U.S. investors and with respect to certain non-U.S. entities who fail to provide proper certification to the fund as to their U.S. investors effective beginning with payments made after December 31, 2012. Non-U.S. entities should consult their own tax advisers regarding the possible implications of these requirements on their investment in the fund.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

FINANCIAL STATEMENTS

As the fund commenced operations on October 4, 2010, no financial information is available as of the date of this SAI.

Appendix A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Appendix B

PROXY VOTING POLICIES AND PROCEDURES

Global Currents Investment Management, LLC

March 1, 2009

Policy:

Global Currents Investment Management, LLC (“GCIM”) has a responsibility to its clients for voting proxies for portfolio securities consistent with the best interests of its clients. GCIM maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. The policies and procedures address GCIM’s responsibility to receive and vote client proxies, disclose any potential conflicts of interest, make information available to clients about the voting of proxies for their portfolio securities and maintain relevant and required records.

Background:

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”) to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients and that describe how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) provide clients with a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Procedures:

GCIM has implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients and in accordance with GCIM’s fiduciary duties and the Advisers Act. GCIM’s authority to vote the proxies of its clients is established through investment management agreements or comparable documents.

In exercising its voting authority, GCIM will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, with regard to substantive voting decisions with respect to any securities owned by its clients.

GCIM has delegated certain proxy administrative duties to its affiliate Legg Mason Technology Services — Global Investment Operations (“LMTS-GIO”). LMTS-GIO has retained a recognized authority on proxy voting and corporate governance (“thirdparty service provider”) to provide day-to-day proxy voting services. These services include, but are not limited to, obtaining proxy ballots and booklets, providing vote recommendations, recordkeeping and reporting. When LMTS-GIO receives proxy information for a GCIM client, LMTS-GIO will forward the information directly to GCIM’s Proxy Officer.

GCIM maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts.

Voting Authority:

•

GCIM shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will GCIM’s authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

•	GCIM’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

How Proxies Are Voted:

•

GCIM’s policy is generally to vote in accordance with the recommendations of the third-party service provider on routine matters. In instances where the third-party service provider has not made any recommendations with respect to a proxy, or on material matters, the Proxy Officer will seek additional information from GCIM research analysts and portfolio managers (“Voting Persons”) to determine the best interests of clients in accordance with the firm’s voting guidelines.

•

Under certain circumstances, GCIM may believe that it will be in the best interests of clients to vote against the third-party service provider’s recommendations. In such cases, provided that GCIM’s Compliance Department does not identify a material conflict of interest in overriding a vote recommendation from the third-party service provider, the Proxy Officer will seek additional information from the appropriate Voting Persons to determine the best interests of clients in accordance with the firm’s voting guidelines.

•	GCIM will not decline to vote proxies except in extraordinary circumstances.

•	GCIM may vote proxies related to the same security differently for each client.

•

All relevant proxies are reviewed by the Compliance Department for potential material conflicts of interest. Issues to be reviewed may include whether GCIM manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether GCIM, one of its officers or directors or any Voting Person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a Voting Person; or whether an affiliate of GCIM has a conflict as described above which is known to GCIM’s Voting Persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual Voting Person that person will exclude him- or herself from the vote determination process in order to shield GCIM and other Voting Persons from the conflict, provided the Compliance Department believes that the other Voting Persons can determine a vote completely separate from the conflicted Voting Person. If the conflict cannot be contained, the proxy is voted according to the recommendation of the third-party service provider. Any time a material conflict is encountered, GCIM will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines:

•	Proxies will not be voted without an analysis of the underlying issues involved.

•	GCIM’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts for the benefit of the accounts’ ultimate owners/beneficiaries.

•	Any item on a proxy that would tend to inhibit the realization of maximum value in the context of client guidelines may receive a negative vote from GCIM. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity which could be viewed as a “poison pill” maneuver.

•

On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision may be made in conjunction with the primary analyst responsible for overseeing GCIM’s investment in that company, consistent with the policy of maximizing value.

While these guidelines are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration GCIM’s contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent GCIM believes appropriate).

Voting Records & Client Notification:

•

A complete record, including proxy booklets and files of all votes cast shall be maintained by LMTS-GIO for the period prescribed by the Securities Exchange Commission. GCIM will similarly maintain copies of its proxy voting policies and procedures, copies of any documents created by GCIM that were material to making a decision how to vote proxies and a log of client proxy requests and responses.

•

A proxy log shall be maintained by LMTS-GIO that includes the issuer name, exchange ticker symbol, security identifier, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer’s management team.

•	Clients may obtain information with regard to the manner in which their proxies were voted, as well as a copy of these policies and procedures, by contacting GCIM.

In addition, a description of these policies and procedures shall be provided to new clients prior to the inception of their account, simultaneous with the provision of GCIM’s Disclosure Brochure whenever possible.

Identifying Potential Conflict of interest:

Personal Conflicts

•	Each Voting Person must complete annually a Conflicts of Interest Disclosure Form. In addition, each Voting Person is required to notify the Legal and Compliance Department of:

1. any potential personal conflict with regard to a specific proxy; and

2. any potential conflict of which they become aware relating to another Voting Person.

•

Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective ‘reasonableness’ standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

•	The following are examples of potential personal conflicts which are extracted from the SEC’s Final Rule[1]:

•

The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.

•

Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.

•	A list of potentially conflicted securities (“Alert List”) will be provided to LMTS-GIO, which will cross-reference proxy votes as they arise.

•	Any proxies matching securities on the Alert List will be referred to the GCIM Legal and Compliance Department for an assessment of the materiality of the conflict.

Professional Conflicts

•

In order to identify instances where a professional association could be perceived as a conflict of interest between GCIM and a client for purposes of proxy voting, the following procedures will be followed:

•

The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a GCIM account during the relevant proxy period, will be added to the Alert List.

•

The names of all significant prospects that are directly connected to a publicly traded security, through a significant ownership interest, which was held by a GCIM account during the relevant proxy period, will be added to the Alert List.

Other Considerations:

In certain situations, GCIM may determine not to vote proxies on behalf of a client because GCIM believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which GCIM may determine not to vote proxies on behalf of a client include:

Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, GCIM will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

Securities on Loan

Certain clients of GCIM, such as an institutional client or a mutual fund for which GCIM acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. GCIM typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the

[1]	17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-A165.

circumstances, GCIM will request that the client recall shares that are on loan so that such shares can be voted if GCIM believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of GCIM and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

PART C

OTHER INFORMATION

Item 28.	Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) on October 21, 1991 (File Nos. 33-43446 and 811-06444).

(a)(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 70 as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 70”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 70.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72 as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(4) Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72.

(5) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 76 as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).

(6) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87 as filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 87”).

(7) Amended and Restated Designation of Classes effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87.

(8) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109 as filed with the SEC on June 3, 2008 (“Post-Effective Amendment No. 109”).

(9) Amended and Restated Designation of Classes effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109.

(10) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110 as filed with the SEC on June 6, 2008 (“Post-Effective Amendment No. 110”).

(11) Amended and Restated Designation of Classes effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110.

(12) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133 as filed with the SEC on January 28, 2009 (“Post-Effective Amendment No. 133”).

(13) Amended and Restated Designation of Classes effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133.

(14) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137 as filed with the SEC on February 27, 2009 (“Post-Effective Amendment No. 137”).

(15) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146 as filed with the SEC on June 25, 2009 (“Post-Effective Amendment No. 146”).

(16) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150 as filed with the SEC on November 6, 2009 (“Post-Effective Amendment No. 150”).

(17) Amended and Restated Designation of Classes effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150.

(18) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159 as filed with the SEC on February 16, 2010 (“Post-Effective Amendment No. 159”).

(19) Amended and Restated Designation of Classes effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.

(20) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162 as filed with the SEC on March 15, 2010 (“Post-Effective Amendment No. 162”).

(21) Amended and Restated Designation of Classes effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.

(22) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171 as filed with the SEC on June 4, 2010 (“Post-Effective Amendment No. 171”).

(23) Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171.

(24) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172 as filed with the SEC on June 16, 2010 (“Post-Effective Amendment No. 172”).

(25) Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172.

(26) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of June 15, 2010 is incorporated herein by reference to Post-Effective Amendment No. 173 as filed with the SEC on July 28, 2010 (“Post-Effective Amendment No. 173”).

(27) Amended and Restated Designation of Classes effective as of June 15, 2010 is incorporated herein by reference to Post-Effective Amendment No. 173.

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 70.

(c) Not Applicable.

(d)(1) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Post-Effective Amendment No. 78 as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Diversified Large Cap Growth Fund (formerly known as Legg Mason Partners Diversified Large Cap Growth Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(6) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(7) Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(8) Form of Management Agreement between the Registrant, on behalf of Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund), and Legg Mason Capital Management Inc. (“LMCM”) is incorporated herein by reference to Post-Effective Amendment No. 73 as filed with the SEC on August 27, 2007 (“Post-Effective Amendment No. 73”).

(9) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(10) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(11) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(12) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(13) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(14) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(15) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason ClearBridge Investors Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(16) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund) and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(17) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(18) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95 as filed with the SEC on April 4, 2008 (“Post-Effective Amendment No. 95”).

(19) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(20) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(21) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(22) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(23) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(24) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(25) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(26) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(27) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(28) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(29) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(30) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch S&P 500 Index Fund (formerly known as Legg Mason Partners S&P 500 Index Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(31) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Small Cap Growth Fund (formerly known as Legg Mason Partners Small Cap Growth Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(32) Form of Management Agreement between the Registrant, on behalf of Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(33) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund), and LMPFA is incorporated herein by reference from Post-Effective Amendment No. 87.

(34) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120 as filed with the SEC on August 28, 2008 (“Post-Effective Amendment No. 120”).

(35) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(36) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(37) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(38) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(39) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(40) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(41) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(42) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(43) Form of Management Agreement between the Registrant, on behalf of Legg Mason Permal Tactical Allocation Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 141 as filed with the SEC on April 9, 2009 (“Post-Effective Amendment No. 141”).

(44) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Mid Cap Growth Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 177 as filed with the SEC on August 31, 2010 (“Post-Effective Amendment No. 177”).

(45) Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Currents International Small Cap Opportunity Fund, and LMPFA is filed herewith.

(46) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”), with respect to Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(47) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Diversified Large Cap Growth Fund (formerly known as Legg Mason Partners Diversified Large Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(48) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(49) Form of Subadvisory Agreement between LMPFA and Legg Mason International Equities Limited (“LMIE”), with respect to Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(50) Form of Subadvisory Agreement between LMPFA and Legg Mason Investment Counsel, LLC (“LMIC”), with respect to Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund) is incorporated herein by reference to Post-Effective Amendment No. 73.

(51) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(52) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(53) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(54) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(55) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(56) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(57) Form of Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc. (“Batterymarch”), with respect to Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 73.

(58) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason ClearBridge Investors Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(59) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(60) Form of Subadvisory Agreement between LMPFA and Legg Mason Global Asset Allocation, LLC (“LMGAA”), with respect to Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), is incorporated herein by reference to Post-Effective Amendment No. 74 as filed with the SEC on November 1, 2007 (“Post-Effective Amendment No. 74”).

(61) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(62) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(63) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(64) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(65) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 74.

(66) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(67) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Batterymarch S&P 500 Index Fund (formerly known as Legg Mason Partners S&P 500 Index Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(68) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Small Cap Growth Fund (formerly known as Legg Mason Partners Small Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(69) Form of Subadvisory Agreement between LMPFA and LMIC, with respect to Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund), is incorporated herein by reference to Post-Effective Amendment No. 73.

(70) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 87.

(71) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), is incorporated herein by reference to Post-Effective Amendment No. 120.

(72) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), is incorporated herein by reference to Post-Effective Amendment No. 120.

(73) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), is incorporated herein by reference to Post-Effective Amendment No. 120.

(74) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), is incorporated herein by reference to Post-Effective Amendment No. 120.

(75) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), is incorporated herein by reference to Post-Effective Amendment No. 120.

(76) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), is incorporated herein by reference to Post-Effective Amendment No. 120.

(77) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), is incorporated herein by reference to Post-Effective Amendment No. 120.

(78) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), is incorporated herein by reference to Post-Effective Amendment No. 120.

(79) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), is incorporated herein by reference to Post-Effective Amendment No. 120.

(80) Form of Subadvisory Agreement between LMPFA and Global Currents Investment Management, LLC (“GCIM”), with respect to Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund), is incorporated herein by reference to Post-Effective Amendment No. 126 as filed with the SEC on November 26, 2008.

(81) Form of Subadvisory Agreement between LMPFA and Permal Asset Management Inc. (“Permal”), with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(82) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(83) Form of Sub-Administration Agreement between LMCM and LMPFA, with respect to Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund), is incorporated herein by reference to Post-Effective Amendment No. 76.

(84) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Mid Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 177.

(85) Form of Subadvisory Agreement between LMPFA and GCIM, with respect to Legg Mason Global Currents International Small Cap Opportunity Fund, is filed herewith.

(86) Form of Subadvisory Agreement between LMPFA and LMIC, with respect to Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund), is incorporated herein by reference to Post-Effective Amendment No. 175 as filed with the SEC on August 25, 2010 (“Post-Effective Amendment No. 175”).

(e)(1) Form of Distribution Agreement with Citigroup Global Markets Inc. (“CGMI”) is incorporated herein by reference to Post-Effective Amendment No. 30 as filed with the SEC on August 16, 2000 (“Post-Effective Amendment No. 30”).

(2) Form of Distribution Agreement with PFS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 30.

(3) Form of Amendment to the Distribution Agreement with CGMI dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 as filed with the SEC on January 27, 2006 (“Post-Effective Amendment No. 56”).

(4) Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. (“PFS”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56.

(5) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(6) Letter Agreement amending the Distribution Agreements with PFS dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(7) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 128, as filed with the SEC on December 15, 2008.

(8) Form of Distribution Agreement with LMIS, with respect to Legg Mason Permal Tactical Allocation Fund, is incorporated herein by reference to Post-Effective Amendment No. 141.

(9) Form of Distribution Agreement with LMIS, with respect to Legg Mason ClearBridge Mid Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 177.

(10) Form of Distribution Agreement with LMIS, with respect to Legg Mason Global Currents International Small Cap Opportunity Fund, is filed herewith.

(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 as filed with the SEC on December 5, 2006 (“Post-Effective Amendment No. 60”).

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61 as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 61”).

(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(2) Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(h)(1) Transfer Agency and Services Agreement, dated January 1, 2006, between the Registrant and BNY Mellon Investment Servicing (US) Inc. (“BNY”) (formerly PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY incorporated herein by reference to Post-Effective Amendment No. 147 as filed with the SEC on July 29, 2009.

(3) Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 141.

(4) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 58”).

(5) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.

(6) Form of Fee Waiver and Expense Reimbursement Agreement is incorporated herein by reference to Post-Effective Amendment No. 60.

(7) Letter Agreement amending the Transfer Agency and Services Agreement with BNY, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(8) Form of Fee Waiver and Expense Reimbursement Agreement with respect to Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%) and Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 95.

(9) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), is incorporated herein by reference to Post-Effective Amendment No. 120.

(10) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), is incorporated herein by reference to Post-Effective Amendment No. 120.

(11) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), is incorporated herein by reference to Post-Effective Amendment No. 120.

(12) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), is incorporated herein by reference to Post-Effective Amendment No. 120.

(13) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), is incorporated herein by reference to Post-Effective Amendment No. 120.

(14) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), is incorporated herein by reference to Post-Effective Amendment No. 120.

(15) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), is incorporated herein by reference to Post-Effective Amendment No. 120.

(16) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), is incorporated herein by reference to Post-Effective Amendment No. 120.

(17) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), is incorporated herein by reference to Post-Effective Amendment No. 120.

(18) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(i)(1) Opinion of Venable LLP regarding the legality of shares is incorporated herein by reference to Post-Effective Amendment No. 172.

(j)(1) Power of Attorney dated July 30, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116 as filed with the SEC on August 8, 2008.

(2) Power of Attorney dated May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 175.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 74.

(2) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 81 as filed with the SEC on January 29, 2008.

(3) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 86 as filed with the SEC on February 15, 2008.

(4) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of August 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 119 as filed with the SEC on August 28, 2008 (“Post-Effective Amendment No. 119”).

(5) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137.

(6) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146.

(7) Amended Shareholder Services and Distribution Plan dated as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.

(8) Amended Shareholder Services and Distribution Plan dated as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.

(9) Amended Shareholder Services and Distribution Plan dated as of August 5, 2010 is incorporated herein by reference to Post-Effective Amendment No. 177.

(n)(1) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 76.

(o) Not Applicable.

(p)(1) Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA, LMIS and LMGAA) is incorporated herein by reference to Post-Effective Amendment No. 120.

(2)	Code of Ethics of LMIE is incorporated herein by reference to Post-Effective Amendment No. 61.

(3)	Code of Ethics of Batterymarch dated February 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(4)	Code of Ethics of LMIC is incorporated herein by reference to Post-Effective Amendment No. 62 as filed with the SEC on January 10, 2007 (“Post-Effective Amendment No. 62”).

(5)	Code of Ethics of LMCM is incorporated herein by reference to Post-Effective Amendment No. 73.

(6)	Code of Ethics of GCIM is incorporated herein by reference to Post-Effective Amendment No. 111 as filed with the SEC on July 3, 2008.

(7)	Code of Ethics of Permal is incorporated herein by reference to Post-Effective Amendment No. 141.

(8)	Code of Ethics of ClearBridge is incorporated herein by reference to Post-Effective Amendment No. 148 as filed with the SEC on August 26, 2009.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1.

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) paragraph 9 of the Distribution Agreement between the Registrant and LMIS, incorporated by reference herein.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Investment Adviser—Legg Mason Capital Management, Inc. (“LMCM”)

LMCM was formed in 1982 under the laws of the State of Maryland as a corporation. LMCM is a direct wholly-owned subsidiary of Legg Mason.

LMCM is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMCM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMCM pursuant to the Advisers Act (SEC File No. 801-18115).

Subadviser—ClearBridge Advisors, LLC (formerly known as CAM North America, LLC) (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Advisers Act (SEC File No. 801-64710).

Subadviser—Batterymarch Financial Management, Inc. (“Batterymarch”)

Batterymarch was organized under the laws of the State of Maryland as a corporation. Batterymarch is an indirect wholly-owned subsidiary of Legg Mason.

Batterymarch is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Batterymarch together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Batterymarch pursuant to the Advisers Act (SEC File No. 801- 48035).

Subadviser—Global Currents Investment Management, LLC (“GCIM”)

GCIM was organized under the laws of the State of Delaware as a limited liability corporation. GCIM is a wholly owned subsidiary of Legg Mason.

GCIM is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of GCIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by GCIM pursuant to the Advisers Act (SEC File No. 801-68663).

Subadviser—Legg Mason International Equities Limited (“LMIE”)

The list required by this Item 31 of officers and directors of LMIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIE pursuant to the Advisers Act (SEC File No. 801-57655).

Subadviser—Legg Mason Global Asset Allocation, LLC (“LMGAA”).

LMGAA is organized under the laws of the State of Delaware as a limited liability company. LMGAA is a wholly-owned subsidiary of Legg Mason.

LMGAA is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMGAA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMGAA pursuant to the Advisers Act (SEC File No. 801-67287).

Subadviser—Legg Mason Investment Counsel, LLC (“LMIC”)

LMIC is organized under the laws of the State of Maryland as a limited liability company. LMIC is a wholly-owned subsidiary of Legg Mason.

LMIC is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMIC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIC pursuant to the Advisers Act (SEC File No. 801-63656).

Subadviser—Permal Asset Management Inc. (“Permal”)

Permal was formed in June 2002 under the laws of the State of Delaware as a corporation. Permal is a wholly-owned subsidiary of Legg Mason. Permal is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Permal, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Permal pursuant to the Advisers Act (SEC File No. 801-61864).

Item 32.	Principal Underwriter

(a) LMIS, the distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Variable Equity Trust, Barrett Opportunity Fund, Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income

Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc. and Legg Mason Global Asset Management Trust.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Kimberly Mustin – Co-Managing Director

Matthew Schiffman – Co-Managing Director

George Betzios – Vice President

W. Talbot Daley – Vice President

David J. Eikenberg – Vice President

Mark E. Freemyer – Vice President

Thomas J. Hirschmann – Vice President

Joseph LaRocque – Vice President

Michael P. McAllister – Vice President

Theresa P. McGuire – Vice President

Jeremy O’Shea – Vice President

Joel R. Sauber – Vice President

Robert Shepler – Vice President

Jason Bennett – Chief Financial Officer, Treasurer and Financial Reporting Officer

Erin L. Clark – Assistant Secretary

Vicki Schmelzer – Assistant Secretary

Ronald A. Holinsky – Deputy General Counsel

Stephen A. Scarpino – Anti-Money Laundering Compliance Officer

All addresses are 100 International Drive, Baltimore, Maryland 21202.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Equity Trust

55 Water Street

New York, New York 10041

With respect to the Registrant’s Investment Managers:

(2) Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

(3) Legg Mason Capital Management, Inc.

100 International Drive

Baltimore, MD 21202

With respect to the Registrant’s Subadvisers:

(4) Legg Mason International Equities Limited

620 Eighth Avenue

New York, NY 10018

(5) Batterymarch Financial Management, Inc.

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

(6) ClearBridge Advisors, LLC

620 Eighth Avenue

New York, NY 10018

(7) Legg Mason Global Asset Allocation, LLC

100 First Stamford Place

Stamford, CT 06902

620 Eighth Avenue

New York, NY 10018

(8) Legg Mason Investment Counsel, LLC

100 International Drive

Baltimore, MD 21202

(9) Global Currents Investment Management, LLC

100 International Drive

Baltimore, MD 21202

(10) Permal Asset Management Inc.

900 Third Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(11) State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(12) Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

(13) BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

With respect to the Registrant’s Distributor:

(14) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS EQUITY TRUST, hereby certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 29th day of September, 2010.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of Legg Mason Global Currents International Small Cap Opportunity Fund.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on September 29, 2010.

Signature	Title

/S/ R. JAY GERKEN	President, Chief Executive Officer and Trustee
R. Jay Gerken	(Principal Executive Officer)

/S/ KAPREL OZSOLAK	Chief Financial Officer
Kaprel Ozsolak	(Principal Financial and Accounting Officer)

PAUL R. ADES*	Trustee
Paul R. Ades

ANDREW L. BREECH*	Trustee
Andrew L. Breech

DWIGHT B. CRANE*	Trustee
Dwight B. Crane

FRANK G. HUBBARD*	Trustee
Frank G. Hubbard

HOWARD J. JOHNSON*	Trustee
Howard J. Johnson

DAVID E. MARYATT*	Trustee
David E. Maryatt

JEROME H. MILLER*	Trustee
Jerome H. Miller

KEN MILLER*	Trustee
Ken Miller

JOHN J. MURPHY*	Trustee
John J. Murphy

THOMAS F. SCHLAFLY*	Trustee
Thomas F. Schlafly

JERRY A. VISCIONE*	Trustee
Jerry A. Viscione

*By:	/S/ R. JAY GERKEN
R. Jay Gerken, as Agent

INDEX TO EXHIBITS

Index No.	Description of Exhibit

(d)(45)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Currents International Small Cap Opportunity Fund, and LMPFA

(d)(85)	Form of Subadvisory Agreement between LMPFA and GCIM

(e)(10)	Form of Distribution Agreement with LMIS